UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2021
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 5, 2021 the stockholders of Halozyme Therapeutics, Inc. (the “Company”) approved the Company’s 2021 Employee Stock Purchase Plan (the “ESPP”) and the Company’s 2021 Stock Plan (the “Stock Plan”). The Board of Directors had previously approved the ESPP and the Stock Plan, both of which became effective upon approval by the stockholders. The ESPP provides for the purchase by eligible participants of up to 2,700,000 shares of the Company’s common stock. The Stock Plan provides for the issuance of up to 17,800,000 shares of the Company’s common stock pursuant to equity grants to eligible participants including stock options, restricted stock awards, restricted stock units and performance stock units. A summary of the material terms of the ESPP and the Stock Plan are included in the Company’s proxy statement filed in connection with the Company’s 2021 Annual Shareholders’ Meeting (the “Proxy Statement”) respectively under the headings “Proposal No. 4 - Approval of the Halozyme Therapeutics Inc. 2021 Employee Stock Purchase Plan” and “Proposal No. 3 - Approval of the Halozyme Therapeutics Inc, 2021 Stock Plan”, which sections are incorporated herein by reference. The ESPP, the Stock Plan and the form of various award agreements to be used in connection with granting equity incentive awards under the Stock Plan are attached as exhibits hereto and are also incorporated herein by reference. All executive officers are eligible to participate in the ESPP and to receive awards granted under the Stock Plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1#	Halozyme Therapeutics, Inc. 2021 Employee Stock Purchase Plan
10.2#	Halozyme Therapeutics, Inc. 2021 Stock Plan
10.3#	Form of Stock Option Agreement (2021 Stock Plan)
10.4#	Form of Restricted Stock Units Agreement for Officers (2021 Stock Plan)
10.5#	Form of Restricted Stock Units Agreement (2021 Stock Plan)
10.6#	Form of Restricted Stock Award Agreement (2021 Stock Plan)
10.7#	Form of Performance Stock Units Agreement (2021 Stock Plan)
10.8#	Form of Director Restricted Stock Units Agreement (2021 Stock Plan)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)
# Indicates management contract or compensatory plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

May 5, 2021	By:	/s/ Masaru Matsuda

	Name:	Masaru Matsuda, Esq.
	Title:	Senior Vice President, General Counsel and Corporate Secretary